Exhibit 10.19

LIMITED GUARANTY

This LIMITED GUARANTY (the “Limited Guaranty”) is made as of October 21, 2009, by the first party listed on the signature pages hereto (“Guarantor”) in favor of Merrill Lynch Bank & Trust Co., F.S.B., a federally chartered savings bank (“Seller”). Reference is hereby made to the Purchase and Sale Agreement, dated as of the date hereof, together with any subsequent amendment or amendments thereto (the “Purchase Agreement”), by and among Seller, Bank of America, N.A., a national banking association (“Bank of America”), and Sequoia Acquisition, Inc., a California corporation (“Buyer”). Capitalized terms used but otherwise not defined herein have the meanings ascribed to them in the Purchase Agreement.

WHEREAS, Guarantor has agreed to contribute to the capital of Buyer (including by deposit into escrow) certain funds (the “Commitment”) pursuant to an Equity Commitment Letter of even date herewith (the “Equity Commitment Letter”);

WHEREAS, subject to the terms and conditions set forth herein, Guarantor wishes to guarantee the payment to Seller of certain amounts if and when payable pursuant to the terms of the Purchase Agreement; and

WHEREAS, each of the other investors participating in the transactions contemplated hereby or a Related Party thereof (each, an “Other Guarantor” and, collectively with the Guarantor, the “Guarantors”) has executed (a) an equity commitment letter of even date herewith (each, an “Other Equity Commitment Letter”), pursuant to which each such Other Guarantor has agreed to contribute to the capital of Buyer (including by deposit into escrow) certain funds (each, an “Other Commitment”), and (b) a limited guaranty of even date herewith in substantially the form of this Limited Guaranty, pursuant to which each such Other Guarantor guarantees the payment to Seller of certain amounts if and when payable pursuant to the terms of the Purchase Agreement (each, an “Other Guarantee”).

NOW, THEREFORE, for value received, and to induce Seller to enter into the Purchase Agreement, Guarantor agrees as follows:

1. Limited Guaranty. (a) In the event that Guarantor fails to fund the Commitment by the date that is one Business Day prior to the Scheduled Closing Date (the “Closing Due Date”) in accordance with Guarantor’s obligations under the Equity Commitment Letter (a “Funding Failure”), Guarantor hereby agrees that, from and after the termination of the Purchase Agreement pursuant to Section 9.1(b) or 9.1(f) thereof, Seller may seek from Guarantor, and shall be entitled to recover, any and all damages that Seller incurs as a result of Guarantor’s failure to fund the Commitment on the Closing Due Date in accordance with Guarantor’s obligations under the Equity Commitment Letter, which Guarantor stipulates and agrees (and agrees that it will not take a contrary position in any context or forum) shall be an amount equal to the Maximum Obligation (as defined below) (the “Defaulting Guarantor Obligations”). For the avoidance of doubt, there shall be no Funding Failure unless Buyer and Seller have mutually agreed (i) on the Determination Date, that the conditions to closing in Sections 8.1 and 8.2 of the Purchase Agreement, and (ii) on the Scheduled Closing Date, that the conditions to closing in Sections 8.1(b) and 8.2 of the Purchase Agreement, in each case other than those conditions that by their nature are to be satisfied at the Closing, have been satisfied or waived or, if Buyer and Seller are unable to so agree, a court of competent jurisdiction shall have finally determined that such closing conditions have been satisfied or waived, and the Purchase Agreement may not be terminated except by the mutual written agreement of Buyer and Seller pending such judicial resolution (it being understood that, for the avoidance of doubt, neither Section 12.7 of the Purchase Agreement nor any other section restricting remedies hereunder shall prevent a party from bringing an action to obtain such judicial determination, and provided further that no such action for a judicial determination shall be construed as an act giving rise to a termination of the Equity Commitment Letters under Section 4(c) thereof or otherwise). Solely for purposes of the foregoing sentence, it is agreed and acknowledged that the conditions to Closing in Sections 8.1 and 8.2 of the Purchase Agreement (other than Section 8.2(b) thereof solely with respect to the obligations of Seller following the date of such postponement under Article VI and Article VII of the Purchase Agreement and Section 8.2(c) thereof solely with respect to the performance of such obligations) shall be deemed satisfied and agreed as of each of the Determination Date and the Scheduled Closing Date by any party that exercises its right of postponement under Section 2.8(c) of the Purchase Agreement.

(b) In the event that one or more Other Guarantors fails to fund its Other Commitment on the Closing Due Date in accordance with its obligations under its Other Equity Commitment Letter, Guarantor hereby severally but not jointly with the non-defaulting Other Guarantors, absolutely, unconditionally and irrevocably guarantees to Seller the sum of (i) the Guarantor Percentage (defined below) of the payment obligation of Buyer under Section 9.2(b) of the Purchase Agreement (the obligations of Buyer referred to under this paragraph (b), the “Liquidated Damages Obligations”), plus (ii) in the case of each of ColFin FRB Investor, LLC (“Colony”) and General Atlantic Partners 85, L.P. (“GA”) only, 50% of the Liquidated Damages Obligations attributable to the Defaulting Guarantors or, if either Colony or GA is a Defaulting Guarantor, 100% of the Liquidated Damages Obligations attributable to the Defaulting Guarantors (the sum of (i) and (ii), the “Non-Defaulting Guarantor Obligations”). As used in this Limited Guaranty, the Non-Defaulting Guarantor Obligations, together with the Defaulting Guarantor Obligations and the Expense Obligations (as defined below), are referred to as the “Guarantor Obligations”; and Buyer’s payment obligations in connection with the Closing or its Liquidated Damages Obligations, as the case may be, are referred to as the “Buyer Obligations”. For purposes of this Limited Guaranty, (A) “Guarantor Percentage” shall have the same meaning given to the term “Investor Percentage” in the Equity Commitment Letter, and (B) “Maximum Obligation” shall mean the Guarantor Percentage multiplied by the Cap Amount (as defined in the Equity Commitment Letter).

(c) In addition to the rights and amounts set forth above, Seller shall be entitled to recover from Guarantor any costs, fees or expenses (including reasonable attorneys fees) in connection with collection under or enforcement of Seller’s rights hereunder (such costs, fees and expenses, the “Expense Obligations”).

(d) Seller hereby agrees that Guarantor shall have no obligation or liability to any Person relating to, arising out of, or in connection with, this Limited Guaranty other than as expressly set forth herein. For purposes of clarity and avoidance of doubt, it is specifically agreed that the aggregate liability, if any, of Guarantor under this Limited Guaranty shall in no event exceed, in the aggregate, an amount equal to the Maximum Obligation.

(e) It is understood and agreed that any payment by Buyer with respect to the Liquidated Damages Obligations shall reduce the Non-Defaulting Guarantor Obligations of Guarantor by an amount equal to the amount so paid multiplied by the Guarantor Percentage (and thereafter shall reduce the obligations of Colony and GA under Section 1(b)(ii) in equal parts) and that, to the extent Buyer has satisfied its Liquidated Damages Obligations or Guarantor has satisfied its Non-Defaulting Guarantor Obligations and (if applicable) Expense Obligations, Guarantor shall have no further obligations under this Limited Guaranty with respect to the Non-Defaulting Guarantor Obligations.

2. Nature of Limited Guaranty. (a) This Limited Guaranty is an absolute, unconditional and continuing guarantee of the full and punctual payment of the applicable Guarantor Obligations. The limited guarantees of the Guarantor Obligations contained herein are guarantees of payment and not of collection and are in no way conditioned upon any requirement that Seller first attempt to collect any amounts from Buyer or resort to any security or other means of collecting payment. Should the Guarantor fail to fund the Commitment on the Closing Due Date in accordance with Guarantor’s obligations under the Equity Commitment Letter, the Defaulting Guarantor Obligations shall become immediately due and payable to Seller. Should Buyer default in the payment of the Liquidated Damages Obligations, the Non-Defaulting Guarantor Obligations hereunder shall become immediately due and payable to Seller. Seller shall not be obligated to file any claim relating to the Guarantor Obligations in the event that Buyer becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Seller to so file shall not affect the Guarantor Obligations. In the event that any payment to the Seller in respect of the Guarantor Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Guarantor shall remain liable hereunder with respect to its Guarantor Obligations as if such payment had not been made. With respect to the Liquidated Damages Obligations and associated Non-Defaulting Guarantor Obligations, Seller agrees that it shall not request payment under this Limited Guaranty unless, and only to the extent it can lawfully do so, it is concurrently requesting payment under the Other Guarantees of the Other Guarantors (excluding any Other Guarantors who have failed to fund their Other Commitments) on a pro rata basis based on their respective Guarantor Percentages (as defined in their respective Other Guarantees); provided that the Guarantor Obligations are in no way conditioned upon performance by the Other Guarantors of the Other Commitments or obligations under the Other Guarantees, and Seller’s recovery under this Limited Guaranty shall not be limited by any failure to recover from any Other Guarantors.

(b) If Guarantor becomes obligated with respect to any Guarantor Obligations hereunder, Guarantor shall, to the extent not already paid pursuant to the Equity Commitment Letter, make the payment required hereunder or otherwise cause such payment to be made within three Business Days after the receipt by Guarantor of written notice from Seller of such obligation. A payment demand shall be in writing and shall reasonably specify the nature of the Guarantor Obligations that have become due, and an explanation of why such payment is due, with a specific statement that Seller is calling upon Guarantor to pay under this Limited Guaranty. Notwithstanding anything to the contrary contained or implied herein, the liabilities of Guarantor hereunder are limited solely to monetary payments. All sums payable by Guarantor hereunder shall be made in U.S. dollars in immediately available funds.

3. Certain Waivers. (a) Guarantor hereby waives notice of acceptance of this Limited Guaranty and notice of the Guarantor Obligations, waives presentment, demand for payment, protest, notice of dishonor or nonpayment of the applicable Buyer Obligations, notice of acceleration or intent to accelerate the applicable Buyer Obligations, and any other notice to Buyer, and waives suretyship defenses generally (other than fraud or Intentional Breach by Seller or any of its Subsidiaries or Affiliates, defenses to the payment of the applicable Buyer Obligations under the Purchase Agreement that are available to Buyer arising from Seller’s breach of the Purchase Agreement (but specifically excluding any defenses arising from the bankruptcy, insolvency or similar rights of Buyer, or defenses related to Buyer’s capacity to enter into the Purchase Agreement) or breach by Seller of this Limited Guaranty), and Seller is not obligated to file any suit or take any action, or provide any notice to Buyer or Guarantor, or others, except, in each case, as expressly provided in the Purchase Agreement or in this Limited Guaranty. Without limiting the generality of the foregoing, Guarantor agrees that the Guarantor Obligations hereunder shall not be released or discharged, in whole or in part, or otherwise affected by: (a) the failure of Seller to assert any claim or demand or to enforce any right or remedy against Buyer with respect to the applicable Buyer Obligations, (b) any extensions or renewals of the applicable Buyer Obligations; (c) any rescissions, waivers, amendments or modifications of the Purchase Agreement; (d) the adequacy of any means available to Seller to claim payment or performance of the applicable Buyer Obligations; (e) any change in the corporate (or other applicable entity) existence, structure or ownership of Buyer or any other Person liable with respect to any of the applicable Buyer Obligations; (f) any insolvency, bankruptcy, reorganization or other similar proceedings affecting Buyer or any other Person liable with respect to any of the applicable Buyer Obligations; (g) the existence of any claim, set-off or other rights which Guarantor may have at any time against Buyer, whether in connection with the applicable Buyer Obligations or otherwise; (h) the adequacy of any other means Seller may have of obtaining repayment of any of the applicable Buyer Obligations; (i) except as otherwise provided herein, the addition or release of any Person or entities primarily or secondarily liable for the applicable Buyer Obligations; (j) any discharge of the Guarantor as a matter of law (other than as a result of payment of the Guarantor Obligations in accordance with their terms); or (k) the addition, substitution or release of any person interested in the transactions contemplated by the Purchase Agreement. To the fullest extent permitted by law, the Guarantor hereby expressly waives any and all rights or defenses arising by reason of any law which would otherwise require any election of remedies by the Seller. However, Guarantor reserves the right to assert defenses that Buyer may have to payment or performance of the applicable Buyer Obligations under the express terms of the Purchase Agreement, other than defenses arising from the bankruptcy, insolvency or similar rights of Buyer, or defenses related to Buyer’s capacity to enter into the Purchase Agreement. The Guarantor acknowledges that it will receive substantial direct and indirect benefits from the transactions contemplated by the Purchase Agreement and that the waivers set forth in this Limited Guaranty are knowingly made in contemplation of such benefits.

(b) The Guarantor hereby unconditionally waives any rights that it may now have or hereafter acquire against Buyer that arise from the existence, payment, performance, or enforcement of the Guarantor’s obligations under or in respect of this Limited Guaranty or any other agreement in connection therewith, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of Seller against Buyer or such other Person in respect of claims of Seller, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Buyer or such other Person, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guarantor Obligations and all other amounts payable under this Limited Guaranty shall have been previously paid in full in immediately available funds. If any amount shall be paid to the Guarantor in violation of the immediately preceding sentence at any time prior to the payment in full in cash of the Guarantor Obligations, such amount shall be received and held in trust for the benefit of the Seller, shall be segregated from other property and funds of the Guarantor and shall forthwith be paid or delivered to the Seller in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guarantor Obligations, in accordance with the terms of the Purchase Agreement, whether matured or unmatured, or to be held as collateral for any Guarantor Obligations thereafter arising.

4. Claims Limited to Guaranty. Seller hereby covenants and agrees that it and Bank of America Corporation shall not institute, and shall cause their respective controlled Affiliates not to institute, any proceeding or bring any other claim arising under, or in connection with, the Purchase Agreement or the transactions contemplated thereby, against any Related Party (as defined below), except for claims against Guarantor under this Limited Guaranty or the Equity Commitment Letter. Guarantor hereby covenants and agrees that it shall not institute, and shall cause its controlled Affiliates not to institute, any proceeding asserting that this Limited Guaranty is illegal, invalid or unenforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law). Notwithstanding anything to the contrary contained in this Limited Guaranty, Seller hereby agrees that, to the extent Buyer is relieved of all or any portion of the Liquidated Damages Obligations under the Purchase Agreement, except to the extent such relief is due to the payment by Buyer of a portion of the Liquidated Damages Obligations that has been funded by the Other Guarantors, Guarantor shall be similarly relieved of a pro rata portion of the Non-Defaulting Guarantor Obligations under this Limited Guaranty. Guarantor specifically acknowledges and agrees that the damages specified in Sections 1(a), 1(b) and 1(c) hereof are a reasonable estimate as of the date hereof of the damages to be suffered by Seller and its Affiliates as a result of a Funding Failure. In connection with any action for specific performance, the Guarantor hereby waives (i) any defense that a remedy at law would be adequate and (ii) any requirement under any law to post a bond or other security as a prerequisite to obtaining equitable relief.

5. Representations. Guarantor hereby represents and warrants that: (a) the execution, delivery and performance of this Limited Guaranty have been duly authorized by all necessary corporate, limited partnership or limited liability company action and do not contravene any provision of Guarantor’s charter, bylaws, certificate of limited partnership, limited partnership agreement, operating agreement or similar organizational documents or any law, regulation, rule, decree, order, judgment or contractual restriction binding on Guarantor or any of its assets; (b) except for any required regulatory approvals or non-control determinations necessary to consummate the Transaction, all consents, approvals, authorizations, permits of, filings with and notifications to, any governmental authority necessary for the due execution, delivery and performance of this Limited Guaranty by Guarantor have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority or regulatory body is required in connection with the execution, delivery or performance of this Limited Guaranty; (c) this Limited Guaranty constitutes a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors’ rights generally, and (ii) general equitable principles (whether considered in a proceeding in equity or at law); and (d) Guarantor has the financial capacity to pay and perform all of its obligations under this Limited Guaranty, and all funds necessary for Guarantor to fulfill all of its obligations under this Limited Guaranty are and will be available to Guarantor for so long as this Limited Guaranty shall remain in effect in accordance with the terms herein.

6. Continuing Guaranty; Termination. This Limited Guaranty shall remain in full force and effect and shall be binding upon Guarantor, its successors and permitted assigns, until the indefeasible payment and satisfaction in full of the Guarantor Obligations or the termination of this Limited Guaranty in accordance with the next sentence. Other than with respect to any Defaulting Guarantor Obligations, this Limited Guaranty shall terminate and be of no further force and effect and no party may attempt to enforce any rights hereunder upon and after the earliest to occur of (a) the Closing of the transactions contemplated by the Purchase Agreement; (b) the termination of the Purchase Agreement in accordance with its terms under circumstances set forth in the Purchase Agreement in which Buyer would not be obligated to pay the Liquidated Damages Obligations or otherwise to make payments pursuant to the Purchase Agreement; (c) the date which is 180 days following the termination of the Purchase Agreement under circumstances in which Buyer would be obligated to make any payments thereunder if Seller has not presented a claim for payment hereunder to Guarantor (which claim shall set forth in reasonable detail the basis for such claim) by such 180th day; (d) the time at which all amounts payable by Guarantor under this Limited Guaranty shall have been paid in full; and (e) except where there has been a Funding Failure, the termination of such Guarantor’s participation in the transactions contemplated by the Purchase Agreement pursuant to Section 2.4(b) or 2.10 of the Interim Investors Agreement, dated as of the date hereof (the “Interim Investors Agreement”), by and among the Buyer and the Guarantors and Section 4.10 of the Purchase Agreement. Notwithstanding the foregoing, in the event that Seller or Bank of America Corporation or any of their respective controlled Affiliates asserts in any litigation or other proceeding that the provisions hereof limiting the maximum aggregate liability of Guarantor or any other provisions of this Limited Guaranty are illegal, invalid or unenforceable in whole or in part, or asserts any theory of liability to Seller against Guarantor or any Related Party with respect to the transactions contemplated by the Purchase Agreement or this Limited Guaranty other than liability of Guarantor under and pursuant to this Limited Guaranty (as limited pursuant to the provisions hereunder), or pursuant to and in accordance with Seller’s limited express third-party beneficiary rights under the Equity Commitment Letter, then (i) the obligations of Guarantor under this Limited Guaranty shall terminate ab initio and be null and void, (ii) if Guarantor has previously made any payments under this Limited Guaranty, such Guarantor shall be entitled to recover such payments from Seller, and (iii) neither Guarantor nor any Related Party shall have any liability to Seller, Bank of America or any of their respective controlled Affiliates with respect to the transactions contemplated by the Purchase Agreement or under this Limited Guaranty.

7. No Recourse; Release. Seller acknowledges that the sole assets of Buyer are cash in de minimis amounts and the Equity Commitment Letter and the Other Equity Commitment Letters, and that no additional funds are expected to be contributed to Buyer unless and until the Closing occurs and that Buyer will not have adequate funds to fulfill its obligations under the Purchase Agreement without additional funding, including funding of the amounts contemplated by the Equity Commitment Letter and the Other Equity Commitment Letters. Notwithstanding anything that may be expressed or implied in this Limited Guaranty or any document or instrument delivered contemporaneously herewith, by its acceptance of the benefits of this Limited Guaranty, Seller covenants, acknowledges and agrees that, except in the case of fraud, no Person other than Guarantor shall have any obligation hereunder, and that, except in the case of fraud, Seller has no right of recovery against, and no liability shall attach to, be imposed on, or otherwise be incurred by, any former, current or future director, officer, employee, agent, controlling person, general or limited partner, manager, member, stockholder, or Affiliate (other than Buyer or any Other Guarantor) of Guarantor or any former, current or future director, officer, employee, agent, controlling person, general or limited partner, manager, member, stockholder, Affiliate (other than Buyer or any Other Guarantor) or assignee of any of the foregoing (each, other than Guarantor, any Other Guarantor or Buyer or any of their respective successors or assignees, a “Related Party”), whether by or through attempted piercing of the corporate (or limited liability company) veil, by or through a claim by or on behalf of Buyer against Guarantor or any Related Party (including a claim against a Related Party to enforce the Equity Commitment Letters), by the enforcement of any assessment or by any legal or equitable proceeding, in contract, in tort, or otherwise, in connection with this Limited Guaranty or the transactions contemplated by the Purchase Agreement, except for Seller’s right to recover from Guarantor or its successors or assignees (but not any Related Party) under, and to the extent provided in, this Limited Guaranty (as limited pursuant to the provisions hereunder) and except for Seller’s limited express third-party beneficiary rights under the Equity Commitment Letter; provided that, subject to Section 9, in the event the Guarantor consolidates with or merges with any other Person and is not the continuing or surviving entity of such consolidation or merger or transfers or conveys all or a substantial portion of its properties and other assets to any Person, then, and in each such case, the Seller may seek recourse, whether by the enforcement of any judgment or assessment or by any legal or equitable proceeding, against such continuing or surviving entity or such Person, as the case may be, but only to the extent of the liability of the Guarantor hereunder. Except in the case of fraud, recourse against Guarantor under and pursuant to the terms of this Limited Guaranty (as limited pursuant to the provisions hereunder), and pursuant to and in accordance with Seller’s express rights under the Equity Commitment Letter and except for Seller’s express third party beneficiary rights under the Interim Investors Agreement, shall be the sole and exclusive remedy of Seller and all of its Affiliates against Guarantor or any Related Parties in respect of any liabilities or the Guarantor Obligations arising under, or in connection with, the Purchase Agreement and the transactions contemplated thereby. Except in the case of fraud, Seller hereby covenants and agrees that it and Bank of America Corporation shall not institute, and shall cause their respective controlled Affiliates not to institute, directly or indirectly, any proceeding, or bring any other claim arising under, in connection with, relating to, or resulting from, the Purchase Agreement or the transactions contemplated thereby or otherwise related thereto, against Guarantor or any Related Party except for claims solely against Guarantor under, and to the extent provided in, this Limited Guaranty (as limited pursuant to the provisions hereunder), and except for Seller’s express rights under the

Equity Commitment Letter and except for Seller’s express third party beneficiary rights under the Interim Investors Agreement. By acceptance of the Limited Guaranty, except in the case of fraud, Seller hereby releases Guarantor and each Related Party from and with respect to any claim, known or unknown, now existing or hereafter arising, in each case arising in connection with the transactions contemplated by the Purchase Agreement, other than any claims against Guarantor under, and to the extent provided in, this Limited Guaranty (as limited pursuant to the provisions hereunder), and pursuant to and in accordance with Seller’s express rights under the Equity Commitment Letter and Seller’s express third party beneficiary rights under the Interim Investors Agreement.

8. No Third-Party Beneficiaries. This Limited Guaranty shall be binding on Guarantor solely for the benefit of Seller (and Seller’s successors and permitted assigns), and nothing set forth in this Limited Guaranty shall affect or be construed to affect any liability of Buyer to Seller or shall confer or give or shall be construed to confer upon or give to any other Person, including any Person acting in a representative capacity, any benefits, rights or remedies under or by reason of this Limited Guaranty.

9. Assignment. This Limited Guaranty shall apply in all respects to successors of Guarantor and permitted assigns and inure to Seller and its successors and permitted assigns. Neither this Limited Guaranty nor any rights, interests or obligations hereunder shall be assigned by either party hereto (whether by operation of law or otherwise) without the prior written consent of the other party hereto; provided that Seller may assign any of its rights under this Limited Guaranty to Bank of America into which Seller will be merged.

10. Governing Law and Venue; Waiver of Jury Trial.

(a) This letter agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and wholly performed within such state, without regard to applicable conflicts of law principles. Each of Seller and the Guarantor agree that any suit, action or proceeding brought by it to enforce any provision of, or based on any matter arising out of, or in connection with, this letter agreement or the transactions contemplated hereby shall be brought in any federal or state court located in the Borough of Manhattan, State of New York. Each of Seller and the Guarantor submits to the jurisdiction of any such court in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this letter agreement or the transactions contemplated hereby and hereby waives the benefit of jurisdiction derived from present of future domicile or otherwise in such suit, action or proceeding. Each of Seller and the Guarantor waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS LETTER AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

11. Amendment; Waiver. No amendment or waiver of any provision of this Limited Guaranty shall be effective unless the same shall be in writing and signed, in the case of an amendment, by the Seller and Guarantor and, in the case of a waiver, by the party against whom such waiver is to operate. No failure on the part of Seller to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

12. Entire Agreement. This Limited Guaranty contains the entire agreement of Guarantor and Seller with respect to the matters set forth herein. The invalidity or unenforceability of any one or more sections of this Limited Guaranty shall not affect the validity or enforceability of its remaining provisions.

13. Counterparts and Facsimile Signature. This Limited Guaranty may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. A signature of a party transmitted by facsimile or other electronic means shall constitute an original for all purposes.

14. Notices. All notices and other communications provided for hereunder shall be in writing and shall be mailed, faxed or delivered, if to Guarantor, to it at its address set forth on Annex A to the Equity Commitment Letter or, if to Seller, to it at its address set forth in the Purchase Agreement. All such notices and other communications shall be effective (a) if mailed (by certified mail, postage prepaid, and return receipt requested), when received or three days after deposit in the mails, whichever occurs first, (b) if faxed, when transmitted and confirmation is received, and (c) if delivered, upon delivery.

15. Related Guarantor’s Guaranty. Each party listed on the signature pages hereto that is a Related Party of Guarantor (each, a “Related Guarantor”) hereby absolutely, unconditionally and irrevocably guarantees to Seller the due and punctual payment when due or required of Guarantor’s Guarantor Obligations hereunder; provided that it is specifically agreed that the aggregate liability, if any, of each Related Guarantor under this Limited Guaranty shall in no event exceed, in the aggregate, that percentage set forth opposite its name on Annex A (the “Related Guarantor Percentage”) of the Guarantor Obligations hereunder or an amount equal to the Related Guarantor Percentage multiplied by the Maximum Obligation. The limited guaranty provided by each Related Guarantor under this Section 15 shall otherwise be on, and subject to, the same terms and conditions as the limited guaranty provided by Guarantor hereunder. For the avoidance of doubt, the limited guarantees given by the Related Guarantors shall in no way limit or relieve the Guarantor of its obligations under this Limited Guaranty.

[Signature Page Follows]

IN WITNESS WHEREOF, Guarantor has caused this Limited Guaranty to be executed and delivered as of the date first written above by its officer thereunto duly authorized.

GUARANTOR

COLFIN FRB INVESTOR, LLC

By:	/s/ Thomas J. Barrack, Jr.
	Name:	Thomas J. Barrack, Jr.
	Title:	Chief Executive Officer

RELATED GUARANTOR

COLONY FINANCIAL, INC.

By:	/s/ Thomas J. Barrack, Jr.
	Name:	Thomas J. Barrack, Jr.
	Title:	Chief Executive Officer

COLONY DISTRESSED CREDIT FUND, L.P.

By:	COLONY CAPITAL CREDIT, L.P., its general partner
By:	COLONYGP CREDIT, LLC, its general partner

By:	/s/ Thomas J. Barrack, Jr.
	Name:	Thomas J. Barrack, Jr.
	Title:	Chief Executive Officer

COLONY INVESTORS VIII, L.P.

By:	COLONY CAPITAL (US) VIII, LLC, its general partner

By:	/s/ Thomas J. Barrack, Jr.
	Name:	Thomas J. Barrack, Jr.
	Title:	Chief Executive Officer

(Signature page to Colony Limited Guaranty)

COLONY PARALLEL INVESTORS VIII, L.P.

By:	COLONY CAPITAL (PARALLEL) VIII, LLC, its general partner

By:	/s/ Thomas J. Barrack, Jr.
	Name:	Thomas J. Barrack, Jr.
	Title:	Chief Executive Officer

COLONY PARALLEL NA-RE INVESTORS VIII, L.P.

By:	COLONY CAPITAL (PARALLEL) NA-RE VIII, LLC, its general partner

By:	/s/ Thomas J. Barrack, Jr.
	Name:	Thomas J. Barrack, Jr.
	Title:	Chief Executive Officer

(Signature page to Colony Limited Guaranty)

Accepted and agreed to:

MERRILL LYNCH BANK & TRUST CO., F.S.B.

By:	/s/ Lawrence P. Washington
	Name:	Lawrence P. Washington
	Title:	Chairman & CEO

(Signature page to Colony Limited Guaranty)

Annex A to the Limited Guaranty

List of Guarantors

Related Guarantor		Related Guarantor Percentage
Colony Financial, Inc.	c/o Colony Capital, LLC
	2450 Broadway, 6th Floor
	Santa Monica, California 90404	4.35256%
	Attn: Joy Mallory
	Facsimile: (310) 282-8808

	With a copy to:

	Sullivan & Cromwell LLP
	1888 Century Park East
	Suite 2100
	Los Angeles, CA 90067
	Attn: Alison S. Ressler
	Attn: Patrick S. Brown
	Facsimile: (310) 712-8800
Colony Distressed Credit Fund,	c/o Colony Capital, LLC
L.P.	2450 Broadway, 6th Floor
	Santa Monica, California 90404	28.89010%
	Attn: Joy Mallory
	Facsimile: (310) 282-8808

	With a copy to:

	Sullivan & Cromwell LLP
	1888 Century Park East
	Suite 2100
	Los Angeles, CA 90067
	Attn: Alison S. Ressler
	Attn: Patrick S. Brown
	Facsimile: (310) 712-8800

Related Guarantor		Related Guarantor Percentage
Colony Parallel NA-RE Investors	c/o Colony Capital, LLC
VIII, L.P.	2450 Broadway, 6th Floor
	Santa Monica, California 90404	5.05687%
	Attn: Joy Mallory
	Facsimile: (310) 282-8808

	With a copy to:

	Sullivan & Cromwell LLP
	1888 Century Park East
	Suite 2100
	Los Angeles, CA 90067
	Attn: Alison S. Ressler
	Attn: Patrick S. Brown
	Facsimile: (310) 712-8800
Colony Parallel Investors VIII, L.P.	c/o Colony Capital, LLC
	2450 Broadway, 6th Floor
	Santa Monica, California 90404	16.14147%
	Attn: Joy Mallory
	Facsimile: (310) 282-8808

	With a copy to:

	Sullivan & Cromwell LLP
	1888 Century Park East
	Suite 2100
	Los Angeles, CA 90067
	Attn: Alison S. Ressler
	Attn: Patrick S. Brown
	Facsimile: (310) 712-8800

Related Guarantor		Related Guarantor Percentage
Colony Investors VIII, L.P.	c/o Colony Capital, LLC
	2450 Broadway, 6th Floor
	Santa Monica, California 90404	45.55901%
	Attn: Joy Mallory
	Facsimile: (310) 282-8808

	With a copy to:

	Sullivan & Cromwell LLP
	1888 Century Park East
	Suite 2100
	Los Angeles, CA 90067
	Attn: Alison S. Ressler
	Attn: Patrick S. Brown
	Facsimile: (310) 712-8800